UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): December 23, 2008

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11655	22-2748248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Northpoint Parkway
West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On December 23, 2008, HearUSA, Inc. (the “Company”) entered into a Third Amendment to Credit Agreement (“Credit Agreement Amendment”), Second Amendment to Supply Agreement (“Supply Agreement Amendment”), Second Amendment to Investor Rights Agreement (“Investor Rights Amendment”), Amendment No. 2 to Amended and Restated Security Agreement (“Security Agreement Amendment”) (collectively the “Amendments”) and a Purchase Agreement (the “Purchase Agreement”) with Siemens Hearing Instruments, Inc. (“Siemens”). The Company and Siemens are parties to a Second Amended and Restated Credit Agreement dated December 30, 2006, as amended by a First Amendment to Credit Agreement dated as of June 27, 2007 and a Second Amendment to Credit Agreement and First Amendment to Investor Rights Agreement and Supply Agreement dated September 28, 2007 (the “2007 Amendments”) (as amended, the “Credit Agreement”), an Amended and Restated Supply Agreement dated December 30, 2006, as amended by the 2007 Amendments (as amended, the “Supply Agreement”) and an Investor Rights Agreement dated December 30, 2006, as amended by the 2007 Amendments (as amended, the “Investor Rights Agreement’).

Pursuant to these agreements, Siemens has extended to the Company a $50 million credit facility and the Company purchases from Siemens most of the Company’s requirements for hearing aids. The December 2006 agreements represented amendments to agreements that had been in place between the parties since 2001. In 2006 when the Credit Agreement was amended, the Company granted to Siemens the right to convert a portion of the debt into common stock at certain times and upon certain conditions. Pursuant to the Supply Agreement, the Company has agreed to purchase at least 90% of the hearing aids it sells in the United States from Siemens and its affiliates. If the minimum purchase requirement of the Supply Agreement is met, the Company earns rebates which are then applied to certain payments due under the Credit Agreement to liquidate those payments. The Investor Rights Agreement provided Siemens with certain rights, including the right to have the shares of common stock underlying the debt be registered for resale and a right of first refusal on equity securities sold by the Company. In 2007 when the 2007 Amendments were made, Siemens agreed to provide the Company with an additional $3 million revolving line of credit for working capital purposes in the form of Tranche E which would be due on December 29, 2008. In addition, in the 2007 Amendments Siemens agreed that the $4.2 million principal of Tranche D in the Credit Agreement would be due on December 19, 2008.

Pursuant to the Amendments and the Purchase Agreement executed on December 23, 2008, the parties have agreed to the following:

•

The required prepayment of $4.2 million of Tranche D loans under Section 2.05(c) of the Credit Agreement was eliminated and that amount was transferred to Tranche C. The repayment date for the Tranche E loan of $3 million was extended to coincide with the Maturity Date under the amended Credit Agreement. To facilitate that change, the balance under Tranche E was also transferred to Tranche C. Because of the prior repayment in full of Tranche A, going forward the Credit Agreement will have only Tranches B and C.

•	The aggregate maximum commitment amount of the Tranche B and Tranche C loans is $50 million, all of which is now fully self liquidating with rebates earned under the Supply Agreement, as amended, and repaid principal may be reborrowed for acquisition purposes under the amended Credit Agreement.

•	The conversion provisions of the Credit Agreement have been eliminated.
•	The Maturity Date under the Credit Agreement and Supply Agreement has been extended by two years (to February of 2015).
•

Approximately $3.8 million of outstanding trade debt under the Supply Agreement was converted into 6.4 million shares of the Company’s Common Stock, $0.10 par value per share (the “Shares”) at a conversion price equal to $0.60 pursuant to the Purchase Agreement. An additional $6.2 million of trade debt under the Supply Agreement was converted into indebtedness under Tranche C of the Credit Agreement.

•

Under the Investor Rights Agreement, as amended, the Shares are now included in the definition of “Registrable Securities” and the Company has undertaken to register the Shares for resale within 180 days. (The Company will deregister shares underlying the Credit Agreement conversion rights which have now been eliminated.)

•

In the Investor Rights Amendment, the Company has granted Siemens a right of first refusal for all new issuances of equity (except issuances pursuant to employee compensation plans and pursuant to warrants outstanding on the date of the Amendments) for a period of 18 months. Thereafter, Siemens will have a more limited right of first refusal and preemptive rights for the life of the Investor Rights Agreement, as amended.

•	Pursuant to the Investor Rights Amendment, the Company will invite a representative of Siemens to attend meetings of the Board in a nonvoting observer capacity.

A copy of each of the Amendments and the Purchase Agreement is attached to this Form 8-K as Exhibits 10.1 through 10.5. On December 23, 2008, the Company issued a press release relating to the Amendments and the Purchase Agreement. A copy of that press release is furnished with this Form 8-K as Exhibit 99.1.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The information provided above in Item 1.01 is incorporated in this Item 2.03 by this reference.

Item 3.02.   Unregistered Sales of Equity Securities.

The information provided above in Item 1.01 is incorporated in this Item 3.02 by this reference. The Company issued the Shares in a private placement to an accredited investor in reliance on

Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated by the Securities and Exchange Commission.

Item 9.01.   Financial Statement sand Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement dated December 23, 2008, by and between the Company and Siemens Hearing Instruments, Inc.

10.2

Second Amendment to Supply Agreement dated December 23, 2008 by and between the Company and Siemens Hearing Instruments, Inc. (portions of this agreement are subject to a request for confidential treatment)

10.3	Second Amendment to Investor Rights Agreement dated December 23, 2008 by and between the Company and Siemens Hearing Instruments, Inc.

10.4	Amendment No. 2 to Amended and Restated Security Agreement dated December 23, 2008 by and between the Company and Siemens Hearing Instruments, Inc.

10.5	Stock Purchase Agreement dated December 23, 2008 by and between the Company and Siemens Hearing Instruments, Inc.

99.1	Press release dated December 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearUSA, Inc. (Registrant)

Date: December 23, 2008	By:	/s/ Gino Chouinard
Name: Gino Chouinard
Title: President and CFO